                                                                   EXHIBIT 10.18
















                               MAXXIS GROUP, INC.

                             1998 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

ARTICLE I:  DEFINITIONS......................................................1


ARTICLE II:  THE PLAN........................................................3
Name.........................................................................3
Purpose......................................................................4
Shareholder Approval.........................................................4


ARTICLE III:  PARTICIPANTS...................................................4


ARTICLE IV:  ADMINISTRATION..................................................4
Duties and Powers of the Committee...........................................4
Interpretation; Rules........................................................5
No Liability.................................................................5
Majority Rule................................................................5
Company Assistance...........................................................5


ARTICLE V:  SHARES OF STOCK SUBJECT TO PLAN..................................5
Limitations..................................................................5
Antidilution.................................................................6


ARTICLE VI:  OPTIONS.........................................................7
Types of Options Granted.....................................................7
Option Grant and Agreement...................................................7
Optionee Limitation..........................................................8
$100,000 Limitation..........................................................8
Exercise Price...............................................................8
Exercise Period..............................................................9
Option Exercise..............................................................9
Nontransferability of Option................................................10
Termination of Employment or Service........................................10
Employment Rights...........................................................10
Certain Successor Options...................................................10
Effect of Change in Control.................................................11


ARTICLE VII:  STOCK CERTIFICATES............................................11

ARTICLE VIII:  TERMINATION AND AMENDMENT....................................11
Termination and Amendment...................................................12
Effect on Optionee's Rights.................................................12


ARTICLE IX:  RELATIONSHIP TO OTHER COMPENSATION PLANS.......................12


ARTICLE X:  MISCELLANEOUS...................................................12
Plan Binding on Successors..................................................12
Singular, Plural; Gender....................................................12
Headings, etc., No Part of Plan.............................................12
Interpretation..............................................................13

EXHIBIT A:  Form of Stock Option Agreement














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


                               MAXXIS GROUP, INC.

                             1998 STOCK OPTION PLAN

                                   ARTICLE I
                                  DEFINITIONS

     As used herein, the following terms have the following meanings:

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall mean the occurrence of either of the following events:

     (i) A change in the composition of the Board as a result of which fewer than one-half of the incumbent directors are directors who either:

          (A)  Had been directors of the Company 24 months prior to such change;
               or

          (B) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

     (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the Effective Date, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     "Code" shall mean the United States Internal Revenue Code of 1986, as amended and including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

     "Commission" shall mean the Securities and Exchange Commission.

     "Committee" shall mean a committee of at least two Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board. In selecting the Committee, the Board shall consider (i) the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Options to highly compensated executives, and (ii) the benefits under Rule 16b-3 under the Exchange Act of having a Committee composed of either the entire Board or a Committee of at least two Directors who are Non-Employee Directors for Options granted to or held by any Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean the Board.

     "Company" shall mean Maxxis Group, Inc., a Georgia corporation.

     "Disabled Optionee" shall mean an Optionee who suffers a Permanent and Total Disability.

     "Director" shall mean a member of the Board and any person who is an advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16, as determined by reference to such
Section 16.

     "Effective Date" shall mean September 16, 1998.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

     "Exercise Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

     "Fair Market Value" on any date shall mean: (i) the closing sales price of the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the 30-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board or the Committee, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and projected future earnings.

     "Incentive Stock Option" shall mean an option to purchase any stock of the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

     "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Commission.

     "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16.

     "Option" shall mean an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article VI hereof.

     "Optionee" shall mean a person to whom an Option has been granted hereunder.

     "Permanent and Total Disability" shall have the same meaning as given to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

     "Plan" shall mean the Maxxis Group, Inc. 1998 Stock Option Plan, the terms of which are set forth herein.

     "Purchasable" shall refer to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

     "Qualified Domestic Relations Order" shall have the meaning set forth in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

     "Section 16" shall mean Section 16 of the Exchange Act and the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Commission, as the same may be in effect or set forth from time to time.

     "Section 16 Insider" shall mean any person who is subject to the provisions of Section 16.

     "Stock" shall mean the Common Stock, no par value, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

     "Stock Option Agreement" shall mean an agreement between the Company and an Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).


                                   ARTICLE II
                                    THE PLAN

     2.1 Name. This Plan shall be known as the "Maxxis Group, Inc. 1998 Stock Option Plan."

     2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its subsidiaries and its shareholders by affording certain employees and Directors of the Company and its subsidiaries, as well as key consultants and advisors to the Company or any subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options is to promote the growth and profitability of the Company and its subsidiaries by providing Optionees with an additional incentive to achieve the Company's objectives and to continue their association with or service to the Company.

     2.3 Shareholder Approval. The Plan shall become effective on September 16, 1998; provided, however, that if the shareholders of the Company have not approved the Plan on or prior to the first anniversary of such effective date, then all options granted under the Plan shall be non-Incentive Stock Options. If, at the time of any amendment to the Plan, shareholder approval is required by the Code for Incentive Stock Options and such shareholder approval has not been obtained (or is not obtained within 12 months thereof), any Incentive Stock Options issued under the Plan shall automatically become options which do not qualify as Incentive Stock Options.


                                  ARTICLE III
                                  PARTICIPANTS

     The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company which shall include, but not be limited to, all Directors and employees, including but not limited to executive personnel, of the Company or any subsidiary, as well as key consultants and advisors to the Company or any subsidiary.


                                   ARTICLE IV
                                 ADMINISTRATION

     4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting and to meet by telephone. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options in accordance with the provisions of the Plan. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options will be granted, the number of shares of Stock subject to each Option, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement. To the extent not inconsistent with the provisions of the Plan, the Committee may give an Optionee an election to surrender an Option in exchange for the grant of a new Option and shall have the authority to amend or modify an outstanding Stock Option Agreement, or to waive any provision thereof, provided that the Optionee consents to such action.

     4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations.

     4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted hereunder.

     4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

     4.5 Company Assistance. The Company shall supply complete and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

     5.1 Limitations.  Subject to adjustment pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 300,000, and not more than 300,000 shares of Stock may be made subject to Options to any individual, in the aggregate, in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options or non-Incentive Stock Options, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article VIII, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 300,000 without shareholder approval. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Option, and shares tendered for cashless exercise and withheld for taxes may again be optioned under the Plan, and such shares shall not be considered as having been optioned in computing the number of shares of Stock remaining available for option hereunder.

     If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code Section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

     5.2 Antidilution.

     (a) If (i) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (ii) any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or (iii) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

          (A) the Committee, in its sole and absolute discretion, may adjust proportionately the aggregate number and kind of shares of Stock for which Options may be granted hereunder; and

          (B) the Committee, in its sole and absolute discretion, may adjust proportionately the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options.

     (b) In the event of an anticipated Change in Control, or if the Company shall be a party to any reorganization, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Board or the Committee, in its discretion, may:

          (i) notwithstanding other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability and that all such Options shall terminate 90 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 90-day period; and/or

          (ii) notify all Optionees that all Options granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options issued by such successor corporation.

     (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

     (d)  The adjustments described in paragraphs (a) through (c) of this
Section 5.2, and the manner of their application, shall be determined solely by the Board or the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Board or the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                   ARTICLE VI
                                    OPTIONS

     6.1 Types of Options Granted. The Committee may, under this Plan, grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted or may vest and become exercisable subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

     6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price and whether the Option is intended to be an Incentive Stock Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the Effective Date or the date the Plan is approved by the Company's shareholders. Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

     The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all of any part of its business or assets.

     6.3 Optionee Limitation. The Committee shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:

     (a)  is not an employee of the Company or any of its subsidiaries; or

     (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted.

     6.4 $100,000 Limitation. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any parent or subsidiary of the Company, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

     6.5 Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee. Subject to the provisions of Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification).

     6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Incentive Stock Option granted under the Plan shall be exercisable prior to shareholder approval of the Plan.

     6.7  Option Exercise.

     (a) Unless otherwise provided in the Stock Option Agreement or Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

     (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

     (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the Exercise Price may be paid (i) by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee or (ii) by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Board may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

     (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise. However, in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid (i) by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee or (ii) by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

     (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

     6.8 Nontransferability of Option. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

     6.9 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option on termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant thereof.

     6.10 Employment Rights. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such person's employment at any time.

     6.11 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code Section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code Section 424(a).

     6.12 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Stock Option Agreement). If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

                                  ARTICLE VII
                               STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Commission or any other governmental regulatory body;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

     Stock certificates issued and delivered to Optionees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


                                  ARTICLE VIII
                           TERMINATION AND AMENDMENT

     8.1 Termination and Amendment. The Board may at any time terminate the Plan, and may at any time and from time to time and in any respect amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

     (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options, except as contemplated in Sections 5.1 and 5.2;

     (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan; or

     (c) Otherwise materially increase the benefits accruing to recipients of Incentive Stock Options under the Plan.

     8.2 Effect on Optionee's Rights. No termination, amendment, or modification of the Plan shall affect adversely an Optionee's rights under a Stock Option Agreement without the consent of the Optionee or his legal representative.


                                   ARTICLE IX
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its subsidiaries from establishing any other form of incentive or other compensation plan for employees or Directors of the Company or any of its subsidiaries.


                                   ARTICLE X
                                 MISCELLANEOUS

     10.1 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

     10.2 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     10.3 Headings, etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.

     10.4 Interpretation. With respect to Section 16 Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Plan administrators.


                           *     *      *     *     *

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of the date set forth above.


                                         MAXXIS GROUP, INC.



                                         By: /s/ Thomas O. Cordy
                                             --------------------------------
                                             Name:  Thomas O. Cordy
                                             Title:  Chief Executive Officer


ATTEST:



 /s/ James W. Brown
--------------------------
Name:  James W. Brown
Title:  Secretary



[ CORPORATE SEAL ]

                                  EXHIBIT A TO
                               MAXXIS GROUP, INC.
                             1998 STOCK OPTION PLAN


                               MAXXIS GROUP, INC.
                         FORM OF STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement"), entered into as of this ___day of _______, _______, by and between Maxxis Group, Inc., a Georgia corporation (the "Company"), and ______(the "Optionee").

     WHEREAS, effective as of September 16, 1998, the Board of Directors of the Company adopted a stock option plan known as the "Maxxis Group, Inc. 1998 Stock Option Plan" (the "Plan"), and recommended that the Plan be approved by the Company's shareholders; and

     WHEREAS, on October 1, 1998, the shareholders adopted the Plan; and

     WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below; and

     WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

     NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

     1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

     2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, no par value (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 hereof. Schedule A states whether the Option is intended to be an Incentive Stock Option.

     3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option.

     4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

     5. Option Non-Transferable. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and no Option shall be transferable by an Optionee who is a Section 16 Insider prior to shareholder approval of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

     6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 14 hereof to the attention of the President or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by
(i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, or (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers or authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

     7. Adjustment in Option. The number of shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

     8. Termination of Employment. Except as otherwise specified in Schedule A hereto, in the event of the termination of the Optionee's employment with the Company or any of its subsidiaries, other than a termination that is for disability or death, the Optionee may exercise this Option at any time within 90 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     9. Disabled Optionee. In the event of termination of employment because of the Optionee becoming a Disabled Optionee, the Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following the Optionee's disability or (b) the expiration date of this Option, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     10. Death of Optionee. Except as otherwise set forth in Schedule A, in the event of the Optionee's death while (i) employed by the Company or any of its subsidiaries or (ii) within three months after a termination of such employment, the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

     11. Date of Grant. This Option was granted by the Board of Directors of the Company on the date set forth in Schedule A (the "Date of Grant").

     12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

     13. Restriction on Disposition of Shares. The shares purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

     14. Miscellaneous.

     (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

     (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

     (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 1901 Montreal Road, Suite 108, Tucker, Georgia 30084.

     (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

     (e) In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     (f) Subject to the terms and conditions of the Plan, which is incorporated herein by reference, this Agreement expresses the entire understanding and agreement of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.


MAXXIS GROUP, INC.                  OPTIONEE


By:
   -------------------------        ------------------------
   Name:                            Name:
   Title:                           Address:


ATTEST:


------------------------------
Secretary/Assistant Secretary


[SEAL]

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                               MAXXIS GROUP, INC.
                                      AND
                         _____________________________

                            Dated:  _______________




  1.   Number of Shares Subject to Option:                              shares.
                                          ------------------------------

  2.   This Option (Check one) [  ] is [  ] is not an Incentive Stock Option.

  3.   Option Exercise Price:  $______per share.

  4.   Date of Grant:

  5.   Option Vesting Schedule:

            Check one:

            (  ) Options are exercisable with respect to all
                 shares on or after the date hereof.
            (  ) Options are exercisable with respect to the
                 number of shares indicated below on or after the date indicated next to the number of shares:

                       No. of Shares         Vesting Date
                       -------------         ------------

6.   Option Exercise Period:

         Check One:

         (  )     All options expire and are void unless exercised on or
                  before ___________, __________.

         (  )     Options expire and are void unless exercised on or
                  before the date indicated next to the number of shares:

                           No. of Shares     Expiration Date
                           -------------     ---------------






7. Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8, 9 and 10 of the Stock Option Agreement):

                                   SCHEDULE B
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                               MAXXIS GROUP, INC.
                                      AND
                         _____________________________

                               NOTICE OF EXERCISE

     1. Notice. The undersigned hereby notifies Maxxis Group, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase ______________ shares (the "Shares") of the Company's common stock, no par value (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ________________. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $__________ payable to the Company, and/or (2) __________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers or an authorization to the Company to withhold ________ Shares otherwise issuable upon exercise of the Option, in each case having an aggregate Fair Market Value (as defined in the Maxxis Group, Inc. 1998 Stock Option Plan) as of the date hereof of $____________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of Shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Agreement).

     2. Covenants and Representations of Optionee. Optionee represents, warrants, covenants and agrees with the Company as follows:

     (a) The Option was received for Optionee's own account without the participation of any other person, with the intent of holding the Option and the Shares issuable pursuant thereto for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

     (b) Optionee did not acquire the Option based upon any representation, oral or written, by any person with respect to the future value of, or income from the Shares subject to this Option, but rather upon an independent examination and judgment as to the prospects of the Company.

     (c) Optionee has received a copy of the Agreement and has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company; Optionee has examined all of these documents as he wished, is familiar with the business and affairs of the Company, and realizes that the receipt of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

     (d) Optionee has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf, to obtain all information available with respect to the Maxxis Group, Inc. 1998 Stock Option Plan (the "Plan"), the Company and its affairs and to receive all information and data with respect to the Plan and the Company that he has requested and which he has deemed relevant in connection with his receipt of the Option and the Shares subject thereto.

     (e) Optionee is able to bear the economic risk of the investment, including the risk of a complete loss of his investment, and Optionee acknowledges that he must continue to bear the economic risk of the investment in the Shares received upon Option exercise for an indefinite period.

     (f) Optionee understands and agrees that the Shares subject to the Option may be issued and sold to Optionee without registration under any state or federal law relating to the registration of securities for sale and in that event will be issued and sold in reliance on exemptions from registration under appropriate state and federal laws.

     (g) The Shares issued to Optionee upon exercise of the option will not be offered for sale, sold or transferred by Optionee other than pursuant to:

     (i) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with those laws;

     (ii) an effective registration under the Securities Act of 1933, as amended (the "1933 Act"), or a transaction otherwise in compliance with the 1933 Act; and

     (iii) evidence satisfactory to the Company of compliance with the applicable securities laws. The Optionee shall provide to the Company, at the Optionee's expense, a legal opinion which must be satisfactory to the Company and the Company's legal counsel, in their sole discretion, stating that the offer and sale of such Shares shall be in compliance with the foregoing laws.

     (h) The Company will be under no obligation to register the shares issuable pursuant to the Option or to comply with any exemption available for sale of the Shares by the Optionee without registration; and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to sale of the Shares by the Optionee.

     (i) A legend indicating that the Shares issued pursuant to the Option have not been registered under the applicable securities laws and referring to any applicable restrictions on transferability and sale of the Shares may be placed on the certificate or certificates delivered to Optionee and any transfer agent of the Company may be instructed to require compliance therewith.

     (j) Optionee will notify the Company in writing at least 60 days prior to any sale of Shares.

     (k) Acceptance by Optionee of the certificates(s) representing Shares shall constitute a confirmation by Optionee that all agreements, representations, warranties and covenants made herein are true and correct at that time.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _______ day of __________________, _______.

                                    OPTIONEE [OR OPTIONEE'S
                                    ADMINISTRATOR,
                                    EXECUTOR OR PERSONAL
                                    REPRESENTATIVE]


                                     ------------------------------

                                    Name:
                                    Position (if other than Optionee):








                                       3